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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):

                                 April 22, 2003

                          Commission file number 1-9329

                                  PULITZER INC.
               (Exact name of registrant as specified in charter)

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
                        DELAWARE                                                                        43-1819711
(State or Other Jurisdiction of Incorporation or Organization of Registrant)              (I.R.S. Employer Identification No.)

          900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                                                   63101
              (Address of principal executive offices)                                                   (Zip Code)
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       Registrant's telephone number, including area code: (314) 340-8000

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Item 7.  Financial Statements and Exhibits

    (c)  Exhibits.

         99.1     Pulitzer Inc. Earnings Press Release dated April 22, 2003

         99.2     Pulitzer Inc. Statistical Report Press Release dated April 22,
                  2003

Item 9.  Regulation FD Disclosure

On April 22, 2003, Pulitzer Inc. announced its consolidated financial results for the first quarter ended March 30, 2003. On April 22, 2003, the company also issued a press release announcing the company's statistical report for the period and quarter ended March 30, 2003. Copies of these press releases are furnished with this report as exhibits to this Form 8-K and are incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                                  Pulitzer Inc.

Date:  April 22, 2003                         By: /s/ ALAN G. SILVERGLAT
                                                  ------------------------------
                                                  Alan G. Silverglat
                                                  Senior Vice President-Finance



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Exhibit Index

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
Exhibit       Description
99.1          Pulitzer Inc. Earnings Press Release dated April 22, 2003

99.2          Pulitzer Inc. Statistical Report Press Release dated
              April 22, 2003
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